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                                                                     Exhibit 1.1

                         Sempra Energy Capital Trust I
                        Sempra Energy Capital Trust II
                        Sempra Energy Capital Trust III

                             Preferred Securities
            guaranteed to the extent set forth in the Guarantees by

                                 Sempra Energy

                          __________________________

                            Underwriting Agreement
                            ----------------------

                                                               February 16, 2000

To the Representatives of the several
Underwriters named in the respective
Pricing Agreements hereinafter described

Ladies and Gentlemen:

     From time to time, Sempra Energy Capital Trust I, Sempra Energy Capital Trust II or Sempra Energy Capital Trust III, each a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. ((S)) 3801 et
                                                         ------             --
seq.) (each a "Trust" and collectively the "Trusts"), and Sempra Energy, a
---
California corporation (the "Company"), as sponsor of each Trust and as guarantor, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, that the Trust identified in the applicable Pricing Agreement (such Trust being the "Designated Trust" with respect to such Pricing Agreement) issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the "Securities") representing undivided beneficial interests in the assets of the Designated Trust. The Securities specified in such Pricing Agreement are referred to as the "Firm Designated Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Designated Trust may grant the Underwriters the right to purchase at their election an additional number of Securities, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Designated Securities, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities." The proceeds of the sale of the Designated Securities to the public and of common securities of the Designated Trust (the "Common Securities") to the Company concurrently with the sale of the Designated Securities are to be
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invested in subordinated deferrable interest debentures of the Company (the
"Subordinated Debentures") identified in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the "Designated Subordinated Debentures"), to be issued pursuant to a subordinated indenture to be dated as of February 23, 2000 (as supplemented or amended from time to time, the "Subordinated Indenture") between the Company and The Bank of New York, as trustee (the "Indenture Trustee"). The Designated Securities will be guaranteed by the Company to the extent set forth in a Preferred Securities Guarantee Agreement between the Company and The Bank of New York, as trustee, with respect to such Designated Securities (the "Designated Guarantee") (all such Designated Guarantees together, the "Guarantees").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated declaration of trust identified in such Pricing Agreement (with respect to such Pricing Agreement, the "Trust Agreement").

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of any Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate liquidation amount of Firm Designated Securities, the maximum aggregate liquidation amount of Optional Designated Securities, if any, the initial public offering price of such Firm Designated Securities and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Designated Securities and such Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Trust Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company and the Designated Trust, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

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          (a)  A registration statement on Form S-3 (File No 333-77843) (the
     "Initial Registration Statement") in respect of the Securities, the Subordinated Debentures and the Guarantees and certain other securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which, if so filed, became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than documents filed after the filing date of the Initial Registration Statement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding any Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Exchange Act and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be, as of the date of filing of such document; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus shall be deemed to refer to the Prospectus as

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     amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule
     424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) Based solely upon oral advice from the staff of the Commission, the Trusts are not required to file reports or proxy or information statements pursuant to Section 13(a), 13(c), 14 or 15(c) of the Exchange Act. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Neither the Designated Trust nor the Company and any of its subsidiaries (other than the Designated Trust) taken as a whole, have sustained since the date of the latest audited

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     financial statements included or incorporated by reference in the
     Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Designated Trust, the Company or any of its subsidiaries (other than the Designated Trust) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Designated Trust or the Company and its subsidiaries (other than the Designated Trust), taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Designated Trust has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

          (f) The Designated Trust has the power and authority to conduct its business as described in the Prospectus;

          (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not subject it to material liability or disability; and each of Southern California Gas Company, a California corporation ("SCGC"), San Diego Gas & Electric Company, a California corporation ("SDG&E"), Pacific Enterprises, a California corporation ("PE"), and Enova Corporation, a California corporation ("Enova") (collectively, SCGC, SDG&E, PE and Enova are referred to herein as the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, except for the outstanding preferred stock of SCGC and PE and outstanding preferred and preference stock of SDG&E, are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims; the Designated Trust has an authorized capitalization as described in the Prospectus, and all the outstanding beneficial interests in the Designated Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus;

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          (i)  The Designated Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Designated Securities, pursuant to an Over-allotment Option (as defined in Section 3 hereof) with respect to such Designated Securities, such Designated Securities will be duly and validly issued and will be fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the applicable Trust Agreement; the issuance of the Designated Securities will not be subject to preemptive or other similar rights; and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (j) The holders of the Designated Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

          (k) The Common Securities of the Designated Trust have been duly authorized, and, when the Common Securities of the Designated Trust are issued and delivered pursuant to the applicable Trust Agreement, such Common Securities will be duly and validly issued and will be fully paid beneficial interests in the Designated Trust entitled to the benefits provided by the applicable Trust Agreement and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities of the Designated Trust will not be subject to preemptive or other similar rights; and at each Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Designated Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

          (l) The Designated Guarantee, the Trust Agreement for the Designated Trust, the Designated Subordinated Debentures and the Subordinated Indenture (the Designated Guarantee, the Designated Expense Agreement, such Trust Agreement, the Designated Subordinated Debentures and the Subordinated Indenture being collectively referred to as the "Company Agreements") have each been duly authorized by the Company and, when executed and delivered by the Company and (i) in the case of the Designated Guarantee, by the Preferred Guarantee Trustee (as defined in the Designated Guarantee), (ii) in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement), (iii) in the case of the Subordinated Indenture, by the Indenture Trustee, and (iv) in the case of the Designated Subordinated Debentures, when authenticated and delivered by the Indenture Trustee and paid for by the Designated Trust in accordance with the applicable Note Purchase Agreement (the "Note Purchase Agreement") between the Company and the Designated Trust, will be duly executed and delivered by the Company (and, in the case of the Designated Subordinated Debentures, duly authenticated and issued) and will constitute at each Time of Delivery valid and legally binding obligations of the Company, enforceable in accordance with their respective terms (and, in the case of the Designated Subordinated Debentures, entitled to the benefits of the Subordinated Indenture), subject, as to enforcement, to bankruptcy, insolvency, receivership,

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     liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Trust Agreement, the Subordinated Indenture and the Designated Guarantee have each been duly qualified under the Trust Indenture Act; and the Company Agreements will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities, the Designated Guarantee and the Designated Subordinated Debentures to which they relate;

          (m) The Trust Agreement for the Designated Trust has been duly authorized by the Designated Trust and, when executed and delivered by the Designated Trust and by the Trustees (as defined in the Trust Agreement) will be duly executed and delivered by the Designated Trust and will constitute at each Time of Delivery valid and legally binding obligations of the Designated Trust, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (n) The issue and sale of the Designated Securities and the Common Securities by the Designated Trust, the compliance by the Designated Trust with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, the Designated Securities, the Common Securities of such Designated Trust, and the Trust Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which such Designated Trust or the Company or any of its Significant Subsidiaries is a party or by which such Designated Trust or the Company or any of its Significant Subsidiaries is bound or to which any of the material properties or assets of such Designated Trust or the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Trust or Trust Agreement of such Designated Trust or the provisions of the Articles of Incorporation or By-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Designated Trust, the Company or any of its Significant Subsidiaries or any of their material properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by such Designated Trust or the consummation by such Designated Trust or the Company of the transactions contemplated by this Agreement, any Pricing Agreement or any Over-allotment Option, the Designated Securities, the Common Securities of such Designated Trust, or the Trust Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

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          (o)  The issue by the Company of the Guarantees and the Subordinated
     Debentures, the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement, the Guarantees, the Subordinated Debentures, the Trust Agreement and the Subordinated Indenture, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the material properties or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-Laws of the Company and its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their material properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantees or the issue and sale of the Subordinated Debentures or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Guarantees, the Subordinated Debentures, the Trust Agreement or the Subordinated Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance by the Company of the Guarantees and the issue and sale of the Subordinated Debentures;

          (p) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Securities", "Description of Debt Securities", "Description of Preferred Securities", "Description of Preferred Securities Guarantees", "Description of Series A QUIPS" and "Description of Series A QUIDS", insofar as they purport to constitute a summary of the terms of the Securities, the Common Securities, the Subordinated Debentures, the Guarantees and the Company Agreements and under the captions "Material United States Federal Income Tax Considerations" (or similar caption), "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

          (q) Neither the Designated Trust, the Company nor any of its Significant Subsidiaries is (i) in violation of the Trust Agreement for the Designated Trust, the Certificate of Trust for the Designated Trust, the Articles of Incorporation or By-Laws of the Company, or the charter or by-laws of any of its Significant Subsidiaries, or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for such defaults which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or

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     results of operations of either the Designated Trust or the Company and its subsidiaries (other than the Designated Trust), taken as a whole;

          (r) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Designated Trust, the Company or any of its subsidiaries (other than the Designated Trust) is a party or of which any of their properties is the subject which, if determined adversely to the Designated Trust, the Company or any of its subsidiaries (other than the Designated Trust), would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of either the Designated Trust or the Company and its subsidiaries (other than the Designated Trust), taken as a whole; and, to the best of the Designated Trust's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (s) Neither the Designated Trust nor the Company is or, after giving effect to the offering and sale of the Designated Securities and the Designated Guarantee, will be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (t) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (u) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis;

          (v) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company and its subsidiaries, taken as a whole, have a material relationship to evaluate the extent to which the business or operations of the Company and its subsidiaries, taken as a whole, have been or will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem has had or could reasonably be expected to have a material adverse effect on the current or future consolidated financial position, business prospects, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or has resulted or will result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used by the Company or any of its subsidiaries in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind is not functioning or will not function, in the case of dates or time periods occurring after

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     December 31, 1999, at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

          (w) The Company has received an order from the Commission exempting the Company from all of the provisions of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), except for Section 9(a)(2) thereof;

          (x) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, except where the failure to possess such certificates, authorities or permits, individually or in the aggregate, would not have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (y) The Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable state, federal, local and foreign laws and regulations relating to the operation and ownership of a public utility, including, without limitation, those relating to the distribution and transmission of natural gas, except to the extent that any failure so to comply or conform would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and

          (z) The Designated Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company.

     3. Upon the execution of the Pricing Agreement applicable to any Firm Designated Securities and authorization by the Representatives of the release of such Firm Designated Securities, the several Underwriters propose to offer such Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          The Designated Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth therein, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Designated Trust and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Designated Trust and the Company have been advised by the Representatives have been attributed to such Underwriter; provided that, if the Designated Trust and the Company have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

     As compensation to the Underwriters of the Designated Securities for their commitments hereunder and under the Pricing Agreement, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Designated Subordinated Debentures of the Company, the Company agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, the amount set forth in the Pricing Agreement per Designated Security for the Designated Securities to be delivered at each Time of Delivery.

     4. Certificates for the Firm Designated Securities and the Optional Designated Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in the Trust Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust and the Company, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Designated Trust, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the Designated Trust and the Company may agree upon in writing, such time, date and place being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the place and time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other place and time and date as the Representatives, the Designated Trust and the Company may agree upon in writing, such time, date and place, if not the First Time of Delivery, being herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5. The Designated Trust and the Company, jointly and severally, agree with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the last Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Designated Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use commercially reasonable efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Designated Subordinated Debentures for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities or such Designated Subordinated Debentures, provided that in connection therewith neither the Designated Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of any Pricing Agreement for such Designated Securities, or such later time or date as agreed to by the Designated Trust, the Company and the Representatives, and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the

     Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities or the Designated Subordinated Debentures and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) In the case of the Company, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries and, if at such time, the Designated Trust is required to file reports and proxy or information statements pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, of the Designated Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Designated Trust and the Company by the Representatives and (ii) 30 days after the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any Securities, any other beneficial interests in the assets of any Trust, or any preferred securities or any other securities of any Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive, Securities, preferred securities or any such substantially similar securities of any Trust or the Company, or any debt securities of the Company (other than the Designated Subordinated Debentures and the senior debt securities of the Company which are being sold concurrently with the Designated Securities to be sold by Sempra Energy Capital Trust I) which mature more than one year after such Time of Delivery (other than guarantees of commercial notes offered from time to time by Sempra Energy Holdings pursuant to its commercial paper program) and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

          (f) In the case of the Company, to issue the Designated Guarantee concurrently with the issue and sale of the Designated Securities as contemplated herein or in the Pricing Agreement;

          (g) To use its best efforts to list within 30 days following the First Time of Delivery, subject to notice of issuance, the Designated Securities on the New York Stock Exchange and, if the Company elects to dissolve the Designated Trust and to distribute the Designated Subordinated Debentures to the holders of the Designated Securities in liquidation of the Designated Trust, to use its best efforts to list the Designated Subordinated Debentures on the New York Stock Exchange prior to such distribution; and

          (h) If the Designated Trust and the Company elect to rely upon Rule 462(b), the Designated Trust and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Designated Trust and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Company Agreement (including any amendment or supplement to the Subordinated Indenture), the Securities, the Common Securities, the Subordinated Debentures, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Subordinated Debentures; (iii) all expenses in connection with the qualification of the Securities and, if necessary, the Subordinated Debentures, for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantees and the Subordinated Debentures;
(vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the fees and expenses of any Indenture Trustee, Preferred Guarantee Trustee (as defined in any Designated Guarantee) or other trustee (including any trustee under any Trust Agreement), and any agent of any such trustee and the reasonable fees and disbursements of counsel for any such trustee in connection with any Trust Agreement, the Subordinated Indenture, any Guarantee, the Securities and the Subordinated Debentures; (viii) any fees and expenses in connection with listing the Securities and the Subordinated Debentures and the cost of registering the Securities under Section 12 of the Exchange Act; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and

Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Designated Trust and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the Registration Statement and the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Gary W. Kyle, Chief Corporate Counsel of the Company, shall have furnished to the Representatives a written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not subject it to material liability or disability; and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, except for the outstanding preferred stock of SCGC and PE and the outstanding preferred and preference stock of SDG&E, are owned of record directly or indirectly by the Company and, to such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Designated Trust, the Company or any of its subsidiaries (other than the Designated Trust) is a party or of which any property of the Designated Trust, the Company or any of its subsidiaries (other than the Designated Trust) is the subject which, if determined adversely to the Designated Trust, the Company or any of its subsidiaries (other than the Designated Trust), would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Designated Trust or the Company and its subsidiaries (other than the Designated Trust), taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (v) The Company Agreements have each been duly authorized, executed and delivered by the Company and when executed and delivered
          (i) in the case of the Designated Guarantee, by the Preferred Guarantee Trustee (as defined in the Designated Guarantee), (ii) in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement), (iii) in the case of the Subordinated Indenture, by the Indenture Trustee, and (iv) in the case of the Designated Subordinated Debentures, when authenticated and delivered by the Indenture Trustee and paid for by the Designated Trust in accordance with the applicable Note Purchase Agreement between the Company and the Designated Trust, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms (and, in the case of the Designated Subordinated Debentures, entitled to the benefits of the Subordinated Indenture), subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Trust Agreement, the Subordinated Indenture and the Designated Guarantee have each been duly qualified under the Trust Indenture Act; and the Company Agreements, the

          Designated Securities and the Common Securities of the Designated Trust will conform to the descriptions thereof in the Prospectus;

               (vi) The issue and sale of the Designated Securities and the Common Securities by the Designated Trust, the compliance by the Designated Trust and the Company with all of the provisions of this Agreement, the Pricing Agreement, the Designated Securities, the Common Securities of such Designated Trust and the Trust Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which such Designated Trust or the Company or any of its Significant Subsidiaries is a party or by which such Designated Trust or the Company or any of its Significant Subsidiaries is bound or to which any of the material properties or assets of such Designated Trust or the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Trust of the Designated Trust or the Articles of Incorporation or By-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Designated Trust or the Company or any of its Significant Subsidiaries or any of their material properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement, the Designated Securities, the Common Securities of such Designated Trust or the Company Agreements, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (vii) The issue by the Company of the Guarantees and the issue and sale of the Subordinated Debentures, the compliance by the Company with all of the provisions of the Guarantees, the Subordinated Debentures and the Subordinated Indenture, and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the material properties or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-Laws of the Company and its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their material properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantees or the issue and sale of the Subordinated Debentures or the consummation by the Company of the transactions contemplated by the Guarantees, the Subordinated Debentures, or the Subordinated Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issue by the Company of the Guarantees and the issue and sale of the Subordinated Debentures;

               (viii) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Securities", "Description of Debt Securities", "Description of Preferred Securities", "Description of Preferred Securities Guarantees", "Description of Series A QUIPS" and "Description of Series A QUIDS" insofar as they purport to constitute a summary of the terms of the Securities, the Common Securities, the Subordinated Debentures, the Guarantees and the Company Agreements and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

               (ix) All of the issued and outstanding Common Securities of the Designated Trust will be directly owned of record by the Company and, to such counsel's knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

               (x) Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its By-laws or Articles of Incorporation or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for such defaults which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

               (xi) Neither the Company nor the Designated Trust is, or after giving effect to the offering and sale of the Designated Securities and the Designated Guarantee, will be, an "investment company", as such term is defined in the Investment Company Act;

               (xii) Based solely upon oral advice from the staff of the Commission, the Trusts are not required to file reports or proxy or information statements pursuant to Section 13(a), 13(c), 14 or 15(c) of the Exchange Act. The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements or other financial data included or incorporated by reference in, or omitted from, the Prospectus as amended or supplemented;

               (xiii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or the Designated Trust prior to the Time of Delivery for the Designated Securities (in each case, excluding the documents incorporated by reference therein) comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act, and the requirements under the Trust Indenture Act and the rules and regulations of the Commission thereunder, it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from the Registration Statement or the Prospectus as amended or supplemented or with respect to any Form T-1. In passing upon the compliance as to form of the Registration Statement and the Prospectus as amended or supplemented (in each case, excluding the documents incorporated by reference therein), except for those statements referred to in the opinion in subsection (viii) of this Section 7(c), such counsel has assumed that the statements made and incorporated by reference therein are correct and complete; and

               (xiv) The Company has received an order from the Commission exempting the Company from all of the provisions of the 1935 Act, except for Section 9(a)(2) thereof.

          (d) Counsel for the Company and the Designated Trust satisfactory to the Representatives shall have furnished to the Representatives their written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each of the Trust Agreement and the Subordinated Indenture constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

               (ii) The Designated Subordinated Debentures, when executed and authenticated in accordance with the terms of the Subordinated Indenture and delivered to and paid for by the Designated Trust in accordance with the terms of the Note Purchase Agreement, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and are entitled to the benefits of the Subordinated Indenture;

               (iii) The Designated Guarantee, upon due execution, authentication and delivery of the Designated Securities, will constitute a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

               (iv) The Registration Statement and the Prospectus as amended or supplemented (in each case, excluding the documents incorporated by reference therein) comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act, and the requirements under the Trust Indenture Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus as amended or supplemented or with respect to any Form T-1. In passing upon the compliance as to form of the Registration Statement and the Prospectus as amended or supplemented (in each case, excluding the documents incorporated by reference therein), such counsel has assumed that the statements made and incorporated by reference therein are correct and complete.

          In addition, such counsel shall provide a statement to the effect that such counsel has participated in telephone conferences with officers and other representatives of the Company, the Designated Trust and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus as amended or supplemented and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented and has not made any independent check or verification thereof, during the course of such participation, no facts came to such counsel's attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (including the documents incorporated by reference), as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements or other financial data included or incorporated by reference in, or omitted from, the Registration Statement or Prospectus as amended or supplemented.

     (e) Special Delaware counsel to the Designated Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

          (i) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the laws of the State of Delaware, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

          (ii) Under the Delaware Act and the Trust Agreement, the Designated Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

          (iii) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued, fully paid and, subject to the qualifications set forth in this paragraph, non-assessable undivided beneficial interests in the assets of the Designated Trust, and are entitled to the benefits provided by the Trust Agreement. The holders of Designated Securities (the "Preferred Security Holders"), as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, (a) to provide indemnity and security in connection with and pay taxes or governmental charges arising from transfers of certificates evidencing the Designated Securities and the issuance of replacement certificates, and (b) to provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

          (iv) The Trust Agreement constitutes a valid and binding obligation of the Company and the trustees of the Designated Trust, and is enforceable against the Company and the trustees of the Designated Trust, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent transfer and conveyance, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

          (v) The issue and sale by the Designated Trust of the Designated Securities and the Common Securities of the Designated Trust, the compliance by the Designated Trust of this Agreement, the Pricing Agreement, the Designated Securities, the Common Securities of the Designated Trust and the Trust

     Agreement, and the consummation by the Designated Trust of the transactions herein and therein contemplated do not violate (a) any provisions of the Certificate of Trust of the Designated Trust (as amended to date) or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

          (vi) Under the Delaware Act and the Trust Agreement, the Designated Trust has the requisite trust power and authority to (a) execute, deliver and perform its obligations under this Agreement and the Pricing Agreement,
     (b) issue and perform its obligations under the Designated Securities and the Common Securities of the Designated Trust, and (c) to purchase and hold the Designated Subordinated Debentures;

          (vii) The Common Securities of the Designated Trust have been duly authorized and are validly issued and fully paid undivided beneficial interests in the assets of the Designated Trust and are entitled to the benefits provided by the Trust Agreement;

          (viii) Under the Delaware Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities of the Designated Trust is not subject to preemptive rights;

          (ix) No consent, approval, authorization, order or registration with or qualification of or with any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Designated Trust solely in connection with the issue and sale of the Designated Securities and the Common Securities of the Designated Trust or the consummation of the transactions contemplated by this Agreement or the Pricing Agreement;

          (x) Under the Delaware Act and the Trust Agreement, the execution and delivery by the Designated Trust of this Agreement and the Pricing Agreement, and the performance by the Designated Trust of its obligations hereunder and thereunder, have been duly authorized by the requisite trust action on the part of the Designated Trust; and

          (xi) Assuming that the Designated Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee (as defined in the Trust Agreement) and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware and assuming that the Designated Trust is treated as a grantor trust for federal income tax purposes, the holders of the Designated Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.

          (f) Tax counsel for the Designated Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex III(a) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that such firm confirms its opinion set forth in the Prospectus as amended or supplemented under the caption "Material United States Federal Income Tax Considerations" and that the Designated Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company;

          (g) Counsel for the Indenture Trustee, the Property Trustee (as such term is defined in the Trust Agreement for the Designated Trust) and the Preferred Guarantee Trustee satisfactory to the Representatives shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex III (b) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, with respect to the trust powers, organization, valid existence and good standing of each such trustee, the corporate power and authority of each such trustee to execute, deliver and perform its obligations under the Trust Agreement for the Designated Trust, the Designated Guarantee and the Subordinated Indenture (the Trust Agreement for the Designated Trust, the Designated Guarantee and the Subordinated Indenture being collectively referred to as the "QUIPS Documents"), as the case may be, the due authorization, execution and delivery by each such trustee, as the case may be, of the QUIPS Documents, the validity and enforceability against each such trustee, as the case may be, of the QUIPS Documents, that execution, delivery and performance by each such trustee of the QUIPS Documents does not conflict with or constitute a breach of the charter or by-laws of each such trustee, that no consent, approval, authorization of, or registration with, or any notice to any banking authority is required for the execution, delivery and performance by each such trustee of the QUIPS Documents or such other matters as the Representatives may reasonably request;

          (h) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement to the effect set forth in Annex II hereto, and a letter dated each Time of Delivery reaffirming the statements made in their letter dated the date of the Pricing Agreement, except that the specified date referred to in such letter delivered on such Time of Delivery shall be a date not more than three days prior to such Time of Delivery, and with respect to such letter dated each such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (i) (i) Neither the Designated Trust nor the Company and any of its subsidiaries (other than the Designated Trust) taken as a whole, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Designated Trust or the Company or any of its subsidiaries (other than the Designated Trust) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Designated Trust or the Company or any of its subsidiaries (other than the Designated Trust), otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse to the Designated Trust or the Company and its subsidiaries, taken as a whole, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (j) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (k) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (l) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of any Pricing Agreement for such Designated Securities; and

          (m) The Designated Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated

     Securities a joint and several certificate of officers of the Designated Trust and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Representatives may reasonably request.

     8.

          (a) The Designated Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

          (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Company against any losses, claims, damages or liabilities to which the Designated Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust and the Company for any legal or other expenses reasonably incurred by the Designated Trust or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint. The obligations of the Designated Trust and the Company in this subsection (d) to contribute are joint and several.

          (e) The obligations of the Designated Trust and the Company under this Section 8 shall be in addition to any liability which the Designated Trust or the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each trustee, officer and director of the Designated Trust or the Company and to each person, if any, who controls the Designated Trust or the Company within the meaning of the Act.

     9.

          (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Designated Securities, as the case may be, then the Designated Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Designated Trust and the Company that they have so arranged for the purchase of such Designated Securities, or the Designated Trust and the Company notify the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Designated Trust and the Company shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Designated Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Company as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Designated Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Designated Trust and the Company as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Designated Trust and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Designated Trust or the Company, except for the expenses to be borne by the Designated Trust and the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust or the Company, or any trustee, officer or director or controlling person of the Designated Trust or the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement or Over-allotment Option, as the case may be, shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Designated Trust or the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but neither the Designated Trust nor the Company shall then be under further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Company shall bc delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Designated Trust, the Company and, to the extent provided in Sections 8 and 10 hereof, the trustees, officers and directors of each Designated Trust and the Company and each person who controls any Designated Trust or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                              Very truly yours,

                              Sempra Energy

                              By:  /s/ Charles A. McMonagle
                                 ----------------------------------
                              Name:  Charles A. McMonagle
                              Title:  Vice President and Treasurer

                              Sempra Energy Capital Trust I

                              By:  /s/ Charles A. McMonagle
                                 ----------------------------------
                              Name:  Charles A. McMonagle
                              Title:  Regular Trustee

                              Sempra Energy Capital Trust II

                              By:  /s/ Charles A. McMonagle
                                 ----------------------------------
                              Name:  Charles A. McMonagle
                              Title:  Regular Trustee

                              Sempra Energy Capital Trust III

                              By:  /s/ Charles A. McMonagle
                                 ----------------------------------
                              Name:  Charles A. McMonagle
                              Title:  Regular Trustee

Accepted as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Charles Schwab & Co. Inc.
PaineWebber Incorporated
Prudential Securities Incorporated

By:  /s/ Goldman, Sachs & Co.
   ----------------------------------------
         (Goldman, Sachs & Co.)

                                                                         ANNEX I

                               Pricing Agreement
                               -----------------

Goldman, Sachs & Co.,
 .
 .
 .
 .
 As Representatives of the several Underwriters named in Schedule I hereto,
 c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York 10004

                                                                          , 2000

Ladies and Gentlemen:

     Sempra Energy Capital Trust [I] [II] [III], a statutory business trust created under the Business Trust Act of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. ((S)) 3801 et seq.) (the "Designated
                             ------
Trust"), and Sempra Energy, a California corporation (the "Company"), as sponsor of the Designated Trust and as guarantor, propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated February 16, 2000 (the "Underwriting Agreement") between the Designated Trust and the Company on the one hand and Goldman, Sachs & Co. and ., ., . and . on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" [consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase]). The principal asset of the Designated Trust consists of debt securities of the Company ("Subordinated Debentures"), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Designated Guarantee with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated

Securities pursuant to Section 12 of the Underwriting Agreement and the address, of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of [Firm] Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto[, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.]

     [The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company and the Designated Trust otherwise agree in writing, no earlier than ten or later than ten business days after the date of such notice.]

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Designated Trust, the Company and for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Designated Trust and the Company, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              Sempra Energy

                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

                              Sempra Energy Capital Trust [I] [II] [III]

                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:  Regular Trustee

Accepted as of the date hereof:

Goldman, Sachs & Co.
 .
 .
 .
 .


By:
   ---------------------------------
         (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                  SCHEDULE I

                                                                                 [Maximum Number of
                                                        Number of Firm           Optional Designated
                                                     Designated Securities      Securities Which May
                     Underwriter                        to be Purchased             be Purchased]
                     -----------                        ---------------             -------------
Goldman, Sachs & Co..............................
[Names of Co-Representatives]....................
[Names of Underwriters]..........................
     Total.......................................      --------------------     --------------------

                                  SCHEDULE II

Designated Trust:

     Sempra Energy Capital Trust [I] [II] [III]

Title of Designated Securities:

    .% Cumulative Quarterly Income Preferred Securities, Series  (QUIPS/(SM)/)

Aggregate liquidation amount:

     Firm Designated Securities:      $.
     Optional Designated Securities:  [up to a minimum of $.
                                      [none]

Price to public:

     $. per Designated Security or .% of the liquidation amount of the Designated Securities

Purchase price to Underwriters:

     $. per Designated Security or .% of the liquidation amount of the Designated Securities

Underwriters' compensation:

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to [the Representatives], for the accounts of the several Underwriters, an amount equal to $. per Designated Security for the Designated Securities to be delivered at each Time of Delivery.

Specified funds for payment of purchase price:

     Federal (same day) funds

Time of Delivery:

    .a.m. (New York City time), ., 2000

Trust Agreement:

     Amended and Restated Declaration of Trust dated as of ., 2000 among the Company, as Depositor, ., as Property Trustee, ., as Delaware Trustee, the Regular Trustees named therein and the several Holders of Trust Securities

Designated Guarantee:

     Preferred Securities Guarantee Agreement dated as of ., 2000 between the Company and ., as Trustee

Designated Subordinated Debentures:

     [$. aggregate principal amount of .% Subordinated Deferrable Interest Debentures, Series., due.]

Maturity:

     .[(subject to (i) extension to a date not later than . and (ii) shortening to a date not earlier than .)]

Interest Rate:

    .%

Interest Payment Dates:

     ., .,  . and  . of each year, commencing on .

Extension period:

     [. quarters] [. semi-annual periods]

Redemption provisions:

     [Set forth in Section . of the Trust Agreement]

Sinking fund provisions:

     No sinking fund provisions

Exchange for Designated Securities:

     [The Subordinated Debentures may be delivered in exchange for the Designated Securities as provided in the Trust Agreement]

Closing location for delivery of Designated Securities:

     .

Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

     c/o Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004


[Other Terms]:

                                                                        ANNEX II

          Pursuant to Section 7(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached to such letters;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached to such letters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) (i) the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                 (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                 (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                 (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                 (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated revenues or income before interest and income taxes or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the audit referred to in their report(s) incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at each Time of Delivery for such Designated Securities.

                                                                       ANNEX III




                                     III-1